Exhibit 99.1
Unaudited Pro Forma Combined Financial Statements
These unaudited pro forma combined financial statements have been prepared to reflect the acquisition of CDM Resource Management Predecessor (“CDM”) by Regency Energy Partners LP (the “Partnership”). On December 11, 2007, the Partnership and ADJHR, LLC, an indirect wholly owned subsidiary of the Partnership (“Merger Sub”), entered into an agreement and plan of merger (the “Merger Agreement”) with CDM Resource Management, Ltd., (“CDM”), CDM OLP GP, LLC, the sole general partner of CDM, and CDMR Holdings, LLC, a Delaware limited liability company and the sole limited partner of CDM (each a “Partner” and together the “Partners”). The Merger Agreement was previously reported in Regency’s Current Report on Form 8-K dated December 11, 2007.
On January 15, 2008, the parties to the Merger Agreement consummated the closing of the transactions contemplated by the Merger Agreement and CDM merged with and into Merger Sub, with Merger Sub continuing as the surviving entity after the merger (the “Merger”). Following the Merger, Merger Sub changed its name to CDM Resource Management LLC. The total purchase price paid by the Partnership for the partnership interests of CDM consisted of (1) the issuance of an aggregate of 7,276,506 Class D common units of the Partnership, (2) the payment of an aggregate of $161,945 in cash to the Partners, (3) $291,000 to repay the balance outstanding under CDM’s bank credit facility on the closing date and (4) $25,500 to fund the purchase of compressors and other equipment held by CDM under leases. For pro forma purposes, the repayment of debt under CDM’s bank credit facility is based on September 30, 2007 debt balances.
The Partnership applied the guidance of Statement of Financial Accounting Standard No. 141, “Business Combinations.” The pro forma adjustments, which were prepared applying the rules established by the Securities and Exchange Commission in Article 11 of Regulation S-X have been applied to the unaudited combined financial statements presented in accordance with Rule 3-05 of Regulation S-X.
The balance sheet reflects the CDM acquisition and the pro forma adjustments as though they occurred on September 30, 2007, while the statements of operations reflect the CDM acquisition and the pro forma adjustments as though they occurred as of January 1, 2006 for the year ended December 31, 2006 and for the nine month interim period ended September 30, 2007.
The historical financial information included in the columns entitled “Partnership” was derived from the unaudited financial statements included in our Quarterly Report on Form 10-Q for the nine months ended September 30, 2007 and audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2006. The historical financial information included in the columns entitled “Pueblo” were derived from our Amended Current Reports on Form 8-K/A filed on May 10, 2007 and June 12, 2007. The historical financial information included in the columns entitled “CDM” were derived from CDM’s audited financial statements included in this Current Report at Exhibit 99.2 or from CDM’s unaudited financial statements included in this Current Report at Exhibit 99.3.
The unaudited pro forma combined financial statements are based on assumptions that the Partnership believes are reasonable under the circumstances and are intended for informational purposes only. Actual results may differ from the estimates and assumptions used. They are not necessarily indicative of the financial results that would have occurred if the CDM acquisition had taken place on the dates indicated, nor are they indicative of the future consolidated results.

Regency Energy Partners LP
Unaudited Pro Forma Combined Balance Sheet
September 30, 2007
(in thousands except unit data)

			Pro Forma		Pro Forma
	Partnership	CDM	Adjustments		Combined
ASSETS
Current Assets:
Cash and cash equivalents	$21,304	$1,444	$473,732	a	$58,998
			(280,194	)b
			(161,945	)c
			4,657	d
Restricted cash	5,975	—	—		5,975
Accounts receivable, net of allowance of $248	115,764	11,065	—		126,829
Related party receivables	143	—	—		143
Other current assets	4,895	6,689	—		11,584

Total current assets	148,081	19,198	36,250		203,529

Property, plant and equipment:
Gas plants and buildings	123,356	—	—		123,356
Gathering and transmission systems	635,627	315,350	66,401	c	1,029,879
			12,501	b

Other property, plant and equipment	93,893	13,609	—		107,502
Construction - in - progress	47,530	43,765	—		91,295

Total property, plant and equipment	900,406	372,724	78,902		1,352,032
Less accumulated depreciation	(91,199)	(29,306)	29,306	c	(91,199)

Property, plant and equipment, net	809,207	343,418	108,208		1,260,833

Other assets:
Intangible assets, net of amortization of $7,879	78,854	—	—		78,854
Other, net of amortization on debt issuance costs of $2,348	12,821	7,314	1,846	a	21,981
Goodwill	94,149	2,138	(2,138	)c	306,142
			208,993	c
			3,000	c

Total other assets	185,824	9,452	211,701		406,977

TOTAL ASSETS	$1,143,112	$372,068	$356,159		$1,871,339

LIABILITIES & PARTNERS’ CAPITAL

Current Liabilities:
Accounts payable and accrued liabilities	$117,450	$21,345	$3,000	c	$141,795
Related party payables	17	—	—		17
Escrow payable	5,976	—	—		5,976
Accrued taxes payable	6,146	270	—		6,416
Liabilities from risk management activities	19,872	—	—		19,872
Interest payable	9,069	1,706	(422	)a	8,647
			(1,706	)b
Other current liabilities	1,125	8,248	(1,740	)b	7,633

Total current liabilities	159,655	31,569	(868)		190,356

Long-term liabilities from risk management activities	7,369	—	—		7,369
Other long-term liabilities	15,687	11,259	(11,259)	b	15,687
Long-term debt	455,500	252,988	476,000	a	931,500
			(252,988)	b

Commitments and contingencies
Partners’ Capital:
Partners’ capital, net of related party receivable of $3,000		76,252	(76,252	)c	—
Common units (42,096,786 units authorized and 40,494,334 units issued and outstanding at September 30, 2007)	504,512		—		504,512
Subordinated units (19,103,896 units authorized, issued and outstanding at September 30, 2007)	13,264	—	—		13,264
Class D common units (7,276,506 units authorized, issued and outstanding at September 30, 2007)	—	—	216,869	c	216,869
General partner interest	11,721	—	4,657	d	16,378
Accumulated other comprehensive loss	(24,596)	—	—		(24,596)

Total partners’ capital	504,901	76,252	145,274		726,427

TOTAL LIABILITIES & PARTNERS’ CAPITAL	$1,143,112	$372,068	$356,159		$1,871,339

See accompanying notes to unaudited pro forma combined financial statements

Regency Energy Partners LP
Unaudited Pro Forma Combined Statements of Operations
December 31, 2006
(in thousands except unit data and per unit data)

				Pro Forma		Pro Forma
	Partnership	Pueblo	CDM	Adjustments		Combined
REVENUE
Gas sales	$560,620	$4,648	$—	$—		$565,268
NGL sales	256,672	8,937	—	—		265,609
Gathering, transportation and other fees, including related party amount of $2,160	63,071	1,682	67,690	—		132,443
Net unrealized and realized loss from risk management activities	(7,709)	(1,174)	—	—		(8,883)
Other	24,211	187	—	—		24,398

Total revenue	896,865	14,280	67,690	—		978,835

OPERATING COSTS AND EXPENSES
Cost of gas and liquids, including related party amount of $1,630	740,446	7,925	—	—		748,371
Operation and maintenance	39,496	2,321	32,762	—		74,579
General and administrative	22,826	848	8,153	(786	)h	31,041
Management services termination fee	12,542	—	—	—		12,542
Transaction expenses	2,041	—	—	—		2,041
Depreciation and amortization	39,654	1,334	7,311	3,945	f	53,317
				1,073	i

Total operating costs and expenses	857,005	12,428	48,226	4,232		921,891

OPERATING INCOME	39,860	1,852	19,464	(4,232)		56,944

OTHER INCOME AND DEDUCTIONS
Interest expense, net	(37,182)	(264)	(10,928)	(16,171	)e	(66,939)
				(2,394	)g

Equity income	532	—	—	—		532
Loss on debt refinancing	(10,761)	—		—		(10,761)
Other income and deductions, net	307	(242)	108	938	j	1,111

NET INCOME (LOSS)	(7,244)	1,346	8,644	(21,859)		(19,113)
Less:
Net income from January 1-31, 2006	1,564	—	—	—		1,564

Net income (loss) for partners	$(8,808)	$1,346	$8,644	$(21,859)		$(20,677)

General partner’s interest	(176)	27	173	(437	)k	(414)

Limited partners’ interest	(8,632)	1,319	8,471	(21,422)		(20,263)

Basic and diluted earnings per unit:
Amount allocated to common and subordinated units	$(8,006)				l	$(18,439)
Weighted average common and subordinated units outstanding	38,207,792					38,959,389
Loss per common and subordinated unit	$(0.21)					$(0.47)

Amount allocated to Class B common units	$(626)				l	$(1,824)
Weighted average Class B common units outstanding	5,173,189					5,173,189
Loss per Class B common unit	$(0.12)					$(0.35)

Amount allocated to Class C common units	$—				l	$—
Weighted average Class C common units outstanding	871,817					871,817
Loss per Class C common unit	$—					$—

Amount allocated to Class D common units	$—				l	$—
Weighted average Class D common units outstanding	—					7,276,506
Loss per Class D common unit	$—					$—
See accompanying notes to unaudited pro forma combined financial statements

Regency Energy Partners LP
Unaudited Pro Forma Combined Statements of Operations
September 30, 2007
(in thousands except unit data and per unit data)

				Pro Forma		Pro Forma
	Partnership	Pueblo	CDM	Adjustments		Combined
REVENUE
Gas sales	$538,360	$1,182	$—	$—		$539,542
NGL sales	237,382	2,097	—	—		239,479
Gathering, transportation and other fees, including related party amount of $1,325	58,017	411	69,879	—		128,307
Net unrealized and realized loss from risk management activities	(10,798)	(2)	—	—		(10,800)
Other	20,443	33	—	—		20,476

Total revenue	843,404	3,721	69,879	—		917,004

OPERATING COSTS AND EXPENSES
Cost of gas and liquids, including related party amount of $13,829	696,644	1,951	—	—		698,595
Operation and maintenance	34,409	632	34,513	—		69,554
General and administrative	32,962	321	8,848	(197	)p	41,934
Loss (gain) on sale of assets	1,562	—	(49)	—		1,513
Depreciation and amortization	37,475	333	8,417	2,959	n	49,453
				269	q

Total operating costs and expenses	803,052	3,237	51,729	3,031		861,049

OPERATING INCOME	40,352	484	18,150	(3,031)		55,955

OTHER INCOME AND DEDUCTIONS
Interest expense, net	(41,740)	(15)	(13,458)	(12,947	)m	(68,910)

				(750	)o
Loss on debt refinancing	(21,200)	—	—	—		(21,200)
Other income and deductions, net	985	(160)	163	—		988

NET INCOME (LOSS) BEFORE INCOME TAXES	(21,603)	309	4,855	(16,728)		(33,167)

Income tax expense (benefit)	65	—	270	(288	)r	47

NET INCOME (LOSS) FOR PARTNERS	$(21,668)	$309	$4,585	$(16,440)		$(33,214)

General partner’s interest	(433)	6	92	(329	)s	(664)

Limited partners’ interest	(21,235)	303	4,493	(16,111)		(32,550)

Basic and diluted earnings per unit:
Net loss allocated to common and subordinated units	$(21,235)				t	$(32,550)
Weighted average common and subordinated units outstanding	48,306,666					48,557,198
Loss per common and subordinated unit	$(0.44)					$(0.67)

Net loss allocated to Class B common units	$—				t	$—
Weighted average Class B common units outstanding	871,673					871,673
Loss per Class B common unit	$—					$—

Net loss allocated to Class C common units	$—				t	$—
Weighted average Class C common units outstanding	408,163					408,163
Loss per Class C common unit	$—					$—

Net loss allocated to Class D common units	$—				t	$—
Weighted average Class D common units outstanding	—					7,276,506
Loss per Class D common unit	$—					$—
See accompanying notes to unaudited pro forma combined financial statements

Regency Energy Partners LP
Notes to Unaudited Pro Forma Combined Financial Statements
The following notes discuss the columns presented and the entries made to the unaudited pro forma combined financial statements. Amounts in these notes are in thousands except unit data.
Partnership

This column represents the historical consolidated balance sheet as of September 30, 2007 and related statements of operations of the Partnership for the year ended of December 31, 2006 and nine months ended September 30, 2007. The September 30, 2007 financial statements were derived from our unaudited financial statements as reported in our Quarterly Report on Form 10-Q for the nine months ended September 30, 2007. The December 31, 2006 statement of operations was derived from our audited financial statements as reported in our Annual Report on Form 10-K for the year ended December 31, 2006.
Pueblo

This column represents the historical consolidated statements of operations of Pueblo Midstream Gas Corporation that have been derived from our Amended Current Reports on Form 8-K/As filed on May 10, 2007 and June 12, 2007. The historical statements of operations for the Partnership included in this Amended Current Report on Form 8-K/A do not include the effects of our Pueblo acquisition for the year ended December 31, 2006 and the three months ended March 31, 2007. As such, the historical statements of operations and related pro forma footnotes of Pueblo for those periods are included in this Amended Current Report on Form 8-K/A.
CDM

This column represents the historical consolidated financial statements of CDM Resource Management Predecessor that have been derived from its financial statements included in this Current Report at Exhibit 99.2 and Exhibit 99.3.
Pro Forma Adjustment Explanations

a. Represents the $476,000 borrowed under the Partnership’s credit facility as partial consideration for our CDM acquisition, exclusive of debt issuance costs of $1,846 and payment of accrued interest of $422.
b. Represents the payoff of CDM’s long-term debt ($252,988), short-term capital lease obligations ($1,740), long-term capital lease obligations ($11,259), related interest payable ($1,706) and the purchase of certain assets leased under operating leases ($12,501).
c. Represents the preliminary allocation of the excess of the consideration given over the book value of assets. Management will initiate a detailed valuation study, which could result in a different allocation. For example, we may identify intangible assets, or determine that the amount allocable to property, plant and equipment should increase or decrease. This preliminary allocation includes estimated direct transaction costs of $3,000 associated with our purchase of CDM.
The purchase price of CDM as reflected in the accompanying pro forma balance sheet was calculated as follows:

Cash to CDM Partners	$161,945
Cash to fund capital lease buyouts	12,999
Cash to fund operating lease buyouts	12,501
Class D common units	216,869
CDM liabilities paid	254,694

Total purchase price	$659,008

This total purchase price was preliminarily allocated to the following assets:

Current assets	$19,198
Property, plant and equipment	451,626
Other receivables	4,492
Other assets, net	2,822
Goodwill	208,993
Current liabilities	(28,123)

Total	$659,008
d. Represents general partner contribution to maintain 2 percent general partner interest.
e. Represents the incremental interest expense related to CDM, applying the Partnership’s 7.7 percent cost of debt in 2006 to incremental borrowings of $210,013.
f. Represents the incremental depreciation expense on the increased book value of property plant and equipment, applying straight-line depreciation over a twenty year property life based on the preliminary allocation of the purchase price as noted in item “c” above. If, after the completion of the detailed valuation study, the amount allocated to goodwill increases by $1,000 and the estimated useful lives of the depreciable assets were to remain at twenty years, annual depreciation and amortization expense would decrease by $50.
g. Represents the incremental interest expense related to Pueblo, applying the Partnership’s 7.7 percent cost of debt in 2006 to borrowings of $34,513 to fund the cash payment associated with our Pueblo acquisition.
h. Represents the cessation of management oversight fees paid to the previous owner in 2006 by Pueblo.
i. Represents the incremental depreciation expense for Pueblo on the $24,124 increase in book value of property plant and equipment, applying straight-line depreciation over fifteen and twenty year property lives based on the preliminary allocation of the purchase price. If the amount allocated to goodwill increases by $1,000 and the estimated useful lives of the depreciable assets were to remain at twenty years, annual depreciation and amortization expense would decrease by $50.
j. Represents the total of the incremental Pueblo income statement items, multiplied by the statutory tax rate of 35 percent, as Pueblo is a taxable corporation.
k. Represents the general partner’s share of the incremental net loss associated with pro forma adjustments.
l. Represents the allocation of the limited partners’ share of the incremental net loss associated with the pro forma adjustments on the basis of distributions received as calculated below.

Pro Forma Units Receiving Distributions
Common and subordinated units	38,207,792
Common units for Pueblo	751,597

Total pro forma common and subordinated units, excluding long term incentive plan units	38,959,389	91%
Class B Common (weighted average outside of non-participation period)	3,664,342	9%

Total units receiving distributions	42,623,731	100%
m. Represents the incremental interest expense related to CDM, applying the Partnership’s 8.22 percent cost of debt in the nine months ending September 30, 2007 to incremental borrowings of $210,013.

n. Represents the incremental depreciation expense on the increased book value of property, plant and equipment,

applying straight-line depreciation over a twenty year property life based on the preliminary allocation of the purchase price as noted in item “c” above. If, after the completion of the detailed valuation study, the amount allocated to goodwill increases by $1,000 and the estimated useful lives of the depreciable assets were to remain at twenty years, annual depreciation and amortization expense would decrease by $50.
o. Represents the incremental interest expense related to Pueblo, applying the Partnership’s 8.78 percent cost of debt in the three months ending March 31, 2007 to borrowings of $34,844 to fund the cash payment associated with our Pueblo acquisition.
p. Represents the cessation of management oversight fees paid to the previous owner by Pueblo in 2007.
q. Represents the incremental depreciation expense for Pueblo on the $24,124 increase in book value of property, plant and equipment, applying straight-line depreciation over fifteen and twenty year property lives based on the preliminary allocation of the purchase price. If the amount allocated to goodwill increases by $1,000 and the estimated useful lives of the depreciable assets were to remain at twenty years, annual depreciation and amortization expense would decrease by $50.
r. Represents the total of the incremental Pueblo income statement items, multiplied by the statutory tax rate of 35 percent, as Pueblo is a taxable corporation.
s. Represents the general partner’s share of the incremental net loss associated with pro forma adjustments.
t. Represents the allocation of the limited partners’ share of the incremental net loss associated with the pro forma adjustments on the basis of distributions received to common and subordinated unit holders. Class B and Class C unit holders were not allocated earnings or distributions for the nine-month period ended September 30, 2007, as they converted to common units.